---------------------------------------
                                  SMITH BARNEY
                                SMALL CAP GROWTH
                             OPPORTUNITIES PORTFOLIO
                     ---------------------------------------
                        ANNUAL REPORT | DECEMBER 31, 2001






                        [SMITH BARNEY MUTUAL FUNDS LOGO]


        NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Annual Report o December 31, 2001

SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO


[PHOTOS OMITTED]

BRIAN O'TOOLE

Brian O'Toole has 15 years of securities business experience and leads a team of equity managers in the day-to-day management of the Fund. Mr. O'Toole holds a BA from St. Mary's College.

BRIAN ROUTLEDGE

Brian Routledge has 12 years of securities business experience and leads a team of equity managers in the day-to-day management of the Fund. Mr. Routledge holds a BS in Finance with high honors from St. John's University.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
------------------------------------------------------------------------
February 10, 1997

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
------------------------------------------------------------------------
15 Years (Brian O'Toole)
12 Years (Brian Routledge)


   WHAT'S INSIDE

   Letter to Our Shareholders .......................  1

   Portfolio at a Glance ............................  4

   Portfolio of Investments .........................  5

   Statement of Assets and Liabilities ..............  9

   Statement of Operations ..........................  9

   Statement of Changes in Net Assets ............... 10

   Financial Highlights ............................. 11

   Notes to Financial Statements .................... 12

   Independent Accountants' Report .................. 14

   Additional Information ........................... 15


 SB SMITH BARNEY
 MF MUTUAL FUNDS
YOUR SERIOUS MONEY PROFESSIONAL MANAGED(SM)

          ----------------------------------------------------------------------
           Investment Products:  Not FDIC - Not Bank Guaranteed - May Lose Value
          ----------------------------------------------------------------------

================================================================================
                           LETTER TO OUR SHAREHOLDERS
================================================================================

DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Small Cap Growth Opportunities Portfolio (the "Portfolio") for the 12-month period ended December 31, 2001. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY

The Portfolio normally invests at least 65% of its assets in equity securities of U.S. companies with small market capitalizations(1). A company's market capitalization is considered small if it is within the range of the market capitalizations of companies in the Russell 2000 Index(2), an index of small-capitalization stocks. Companies whose capitalizations no longer fall into this category after investment are still considered to have small market capitalizations for the purposes of the 65% policy. The size of companies in the Russell 2000 Index changes with market conditions and the composition of the Russell 2000 Index. The Portfolio's equity securities may include stocks listed in the Russell 2000 Index and also may include other common stocks, securities convertible into common stocks, preferred stocks and warrants.

Using the Russell 2000 Growth Index(3) as our primary investment universe, we screen companies for what we see as improving fundamental trends, evaluating many factors including price-to-cash flow ratios(4). Typically, once this stringent screening process is completed, a universe of 500 companies remains.

The second aspect of our fundamental research involves working closely with our global research team. We believe our experienced research unit, with its in-depth fundamental analysis, can often provide an edge in understanding companies' fundamentals, in addition to offering an objective perspective of Wall Street's earnings expectations. We believe that searching for "pure" small-cap growth stocks is an ongoing challenge as the market for this stock sector is often less efficient given the generally lower level of research coverage and the lack of liquidity (lower trading volume) of many small-cap companies.

Given our portfolio construction methodology, we believe the Portfolio is well diversified with investments across many sectors. Typically, there are between 100 to 130 holdings in the Portfolio, and sector weightings generally are within five and no more than 10 percentage points of their levels in relation to the Russell 2000 Growth Index. (Please note that the number of holdings in the Portfolio and their weightings are subject to change.)

PERFORMANCE

For the year ended December 31, 2001 the Portfolio returned negative 16.22%. In comparison, the Russell 2000 Growth Index returned negative 9.23%.

MARKET AND PORTFOLIO OVERVIEW

The equity marketplace showed enormous volatility across all U.S. equity classes throughout the period. Beginning in the first fiscal quarter, the market was generally shaken by three major factors: (1) signs of a slowing economy, (2) the introduction of a new U.S. President following the election and (3) multiple companies pre-announcing poor earnings. Although the small-cap growth sector showed signs of improvement in April, stock prices in much of the sector subsequently declined.

----------
(1) INVESTMENTS IN SMALL-CAPITALIZATION COMPANIES MAY INVOLVE A HIGHER DEGREE OF RISK AND VOLATILITY THAN INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES.

(2) THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

(3) THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. (A PRICE-TO-BOOK RATIO IS THE PRICE OF A STOCK COMPARED TO THE DIFFERENCE BETWEEN THE COMPANY'S ASSETS AND LIABILITIES.) PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(4) THE PRICE-TO-CASH FLOW RATIO IS THE PRICE PER SHARE DIVIDED BY CASH FLOW PER SHARE. IT IS A MEASURE OF THE MARKET'S EXPECTATIONS REGARDING A FIRM'S FUTURE FINANCIAL HEALTH.


           1  SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO |
                       2001 Annual Report to Shareholders

In an effort to stimulate the economy, the U.S. Federal Reserve Board (the "Fed") lowered its target for the federal funds rate(5) and the discount rate(6) during the first and second quarters of 2001. Due to weakening sales and production, capital investment continued to soften and rising uncertainty about the business outlook could dampen future business investment performance.

The Fed continued to ease (i.e., lower) rates following the tragic September 11th terrorist attacks, which negatively impacted worldwide markets and disrupted the U.S. economy. The goal of the Fed was to provide enough liquidity to the financial markets to help ensure normal market functioning after the terrorist attacks. The Fed's efforts, however, could not prevent the broad equity decline that occurred during September. We calculate that more than half of that total decline in the value of the Portfolio for the third quarter was attributable to poor stock performance during September.

The month of September was one of the worst periods in the history of the U.S. financial markets, as political and economic uncertainty increased and consumer confidence fell sharply. During this period, investors placed higher values on safety and liquidity. As a result, the risk premium in the equity marketplace rose significantly. The small-cap growth market, as represented by the Russell 2000 Growth Index, generated the worst performance of all equity categories (e.g., growth, value and blend), finishing down 28.08% for the third quarter ended September 30, 2001. In comparison, the S&P 500 Index7 declined 14.67% for the third quarter.

In the fourth quarter, the market began to recover as it appeared investors' confidence in the U.S. capital markets improved. The shift in sentiment was attributable in part to actions taken by the U.S. Government to fight terrorism and perceptions that the recession was part of a normal business cycle. Small-cap stocks outperformed large-cap stocks in all style categories (growth, value and blend). The small-cap growth market, as represented by the Russell 2000 Growth Index, generated a particularly strong performance for the quarter, finishing up 26.17%. However, despite this final-quarter rebound, the small-cap growth market (as reflected in the Russell 2000 Index) and the Portfolio failed to generate positive performance for the year overall.

While the market has been challenging this year, we believe our approach to selecting stocks by using extensive quantitative and fundamental research to construct a diversified portfolio may contribute to competitive long-term performance over a full market cycle.

As for the Portfolio, some of our holdings that were particularly impacted by the severe market price corrections during the year were those in the technology and telecommunications sectors. During the annual period, we trimmed some of our technology and health care stocks from the Portfolio and have added several new stocks in these sectors, as we believe selective stocks in these areas have recently provided some good buying opportunities. We continue to consider opportunities in the technology, health care and consumer sectors.

MARKET OUTLOOK

Going forward, we believe that the market for small-capitalization growth stocks may continue to be highly volatile (to the upside and downside). Nevertheless, in our opinion, the small-capitalization sector provides investors with the ability to gain exposure to companies in some of the most dynamic areas of the U.S. economy. We believe this sector will post relatively competitive results in the U.S. equity marketplace and that the small-capitalization sector offers significant growth potential. Although past performance does not guarantee similar results, history has shown that the periods when small-cap issues as a group typically outperform other sectors often begin when economic growth is at its weakest levels.

----------
(5) THE FEDERAL FUNDS RATE IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE OTHER BANKS THAT NEED OVERNIGHT LOANS. THE FEDERAL FUNDS RATE OFTEN INDICATES TO THE DIRECTION OF U.S. INTEREST RATES.

(6) THE DISCOUNT RATE IS THE INTEREST RATE THAT THE FEDERAL RESERVE CHARGES MEMBER BANKS FOR LOANS, USING GOVERNMENT SECURITIES OR ELIGIBLE PAPER AS COLLATERAL.

(7) THE S&P 500 INDEX ("S&P 500") IS A MARKET CAPITALIZATION WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. PLEASE NOTE THAN AN INVESTOR CANNOT INVEST IN AN INDEX.

            2 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO |
                       2001 Annual Report to Shareholders

We believe that the Fed will remain in an accommodative (or neutral) stance in terms of its monetary policy until growth rebounds in the U.S. economy. After many years of restrictive policy, the U.S. government's fiscal policy appears to be more stimulative. We are optimistic that this new stimulus, in the shape of recent tax cuts and increased government spending, should begin to positively impact economic growth. Factors such as the enactment of tax cuts, emergency spending directed toward the airlines and other measures, in our opinion, should combine to offset the external shocks impacting consumer confidence. We believe the trend toward increased federal spending and reduced tax rates are not likely to change course before 2003 and that higher defense and domestic security expenditures are also likely for years to come. Given the significant level of monetary and fiscal stimulus now in place, we believe the economic recovery, when it begins, will be a fairly vigorous one.

Given these  considerations,  we feel that the  small-cap  stock  sector  offers
significant   investment  potential  for  investors  who  maintain  a  long-term investment horizon.

Thank you for your investment in the Smith Barney Small Cap Growth Opportunities Portfolio and your continued confidence in our investment approach.

Sincerely,


/s/Health G. McLendon     /s/Brian O'Toole         /s/Brian Routledge
---------------------     ----------------         ------------------
Heath B. McLendon         Brian O'Toole            Brian Routledge
President                 Managing Director        Director

DECEMBER 31, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE PORTFOLIO'S MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO'S INVESTMENT PORTFOLIO. PLEASE REFER TO PAGES 5 THROUGH 8 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS IS AS OF DECEMBER 31, 2001 AND IS SUBJECT TO CHANGE.



            3 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO |
                       2001 Annual Report to Shareholders

================================================================================
 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO AT A GLANCE (UNAUDITED)
================================================================================
                                                                    SINCE
                                                          ONE      2/10/97
ALL PERIODS ENDED DECEMBER 31, 2001                      YEAR    INCEPTION*
--------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Portfolio   (16.22)%      6.41%
Russell 2000 Growth Index                                (9.23)%      2.99%
--------------
 * Average Annual Total Return


GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO VS. RUSSELL 2000
GROWTH INDEX
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Portfolio made at its inception date would have grown to $13,554 (as of 12/31/01). The graph shows how the performance of the Portfolio and its benchmark compares to its benchmark over the same period.

        [The table below represents a bar chart in the printed report.]

                                  Smith Barney
                                Small Cap Growth           Russell 2000
                            Opportunities Portfolio        Growth Index
                            -----------------------        ------------
          2/10/97                    10000                     10000
          2/28/97                    9550                      9396
          3/31/97                    9050                      8733
          4/30/97                    8730                      8631
          5/31/97                    10000                     9929
          6/30/97                    10520                     10265
          7/31/97                    10860                     10791
          8/31/97                    11020                     11115
          9/30/97                    11960                     12001
          10/31/97                   11350                     11280
          11/30/97                   11240                     11012
          12/31/97                   11210                     11018
          1/31/98                    10860                     10872
          2/28/98                    12120                     11832
          3/31/98                    12660                     12327
          4/30/98                    12760                     12403
          5/31/98                    11710                     11502
          6/30/98                    12490                     11619
          7/31/98                    11340                     10649
          8/31/98                    8550                      8191
          9/30/98                    9240                      9022
          10/31/98                   9480                      9493
          11/30/98                   10140                     10229
          12/31/98                   10784                     11155
          1/31/99                    10817                     11657
          2/28/99                    9773                      10591
          3/31/99                    9997                      10968
          4/30/99                    10222                     11936
          5/31/99                    10222                     11955
          6/30/99                    10862                     12585
          7/31/99                    10986                     12196
          8/31/99                    11020                     11740
          9/30/99                    11480                     11966
          10/31/99                   11997                     12273
          11/30/99                   12997                     13570
          12/31/99                   14839                     15962

          1/31/00                    14794                     15814
          2/29/00                    18523                     19494
          3/31/00                    17041                     17445
          4/30/00                    15636                     15683
          5/31/00                    14547                     14309
          6/30/00                    16764                     16158
          7/31/00                    16004                     14773
          8/31/00                    18417                     16328
          9/30/00                    17792                     15516
          10/31/00                   17070                     14256
          11/30/00                   13959                     11667
          12/31/00                   16176                     12381
          1/31/01                    16225                     13383
          2/28/01                    13996                     11548
          3/31/01                    12490                     10498
          4/30/01                    14134                     11783
          5/31/01                    14248                     12057
          6/30/01                    14517                     12386
          7/31/01                    13850                     11329
          8/31/01                    13112                     10621
          9/30/01                    11310                     8907
          10/31/01                   12077                     9764
          11/30/01                   12843                     10579
          12/31/01                   13552                     11238

Notes: ALL PORTFOLIO PERFORMANCE FIGURES AND GRAPHS REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. The Portfolio's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Total returns reflect certain voluntary fee waivers. If the waivers were not in place, total returns would be lower. Investors may not invest directly in an index. Investments in small company stocks are subject to additional risks. Please consult the Portfolio's prospectus for more information.

+ The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

        4  SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 PORTFOLIO OF INVESTMENTS                                    DECEMBER 31, 2001
================================================================================

  SHARES   SECURITY                                                   VALUE
===============================================================================
COMMON STOCK -- 94.4%
BASIC MATERIALS -- 3.3%
   11,054   Aptargroup, Inc.                                      $  387,222
    6,685   Carlisle Cos Inc.*                                       247,211
    2,325   Mueller Industries, Inc.*                                 77,306
-------------------------------------------------------------------------------
                                                                     711,739
-------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 5.6%
    3,651   Bisys Group, Inc.*                                       233,627
    5,935   CACI International Inc.*                                 234,343
    8,820   Efunds Corp.*                                            121,275
   17,095   Hanover Compressor Co.*                                  431,820
    4,694   Tetra Tech Inc.*                                          93,453
    4,650   Watson Wyatt & Company Holdings*                         101,370
-------------------------------------------------------------------------------
                                                                   1,215,888
-------------------------------------------------------------------------------
CONSUMER DURABLES -- 6.3%
    3,020   Abercrombie & Fitch Co.*                                  80,121
    5,215   Chico's FAS Inc.*                                        207,036
    9,927   Cost Plus Inc.*                                          263,066
    2,805   Fred's Inc.                                              114,893
    5,850   Gentex Corp.*                                            156,371
    5,766   Linens n Things Inc.*                                    147,033
    4,570   MCSi Inc.*                                               107,166
   10,745   Phillips-Van Heusen Corp.                                117,121
    5,607   Ultimate Electronics Inc.*                               168,210
-------------------------------------------------------------------------------
                                                                   1,361,017
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 1.8%
    1,981   Advanced Technical Products, Inc.*                        34,450
    5,935   International Multifoods Corp.                           141,847
    7,380   Smithfield Foods, Inc.*                                  162,655
    4,970   Wild Oats Markets Inc.*                                   49,352
-------------------------------------------------------------------------------
                                                                     388,304
-------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.4%
    9,145   Callaway Golf Co.                                        175,127
    4,285   Emmis Communications Corp.*                              101,297
    3,905   Gtech Holdings Corp*                                     176,857
   11,010   Isle of Capri Casinos Inc.*                              147,314
    2,735   JAKKS Pacific, Inc.*                                      51,828
    8,460   P F Chang China Bistro Inc.*                             400,158
    3,829   Westwood One, Inc.*                                      115,061
-------------------------------------------------------------------------------
                                                                   1,167,642
-------------------------------------------------------------------------------
ENERGY -- 3.2%
    2,250   Atwood Oceanics Inc.*                                     78,413
    2,005   Black Hills Corp.*                                        67,849
    2,005   Penn Virginia Corp.                                       68,371
   12,820   Precision Drilling Corp.*                                331,012
    9,780   Varco International Inc.*                                146,504
------------------------------------------------------------------------------
                                                                     692,149
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

         5  SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 PORTFOLIO OF INVESTMENTS (CONTINUED)                         DECEMBER 31, 2001
================================================================================

  SHARES    SECURITY                                                  VALUE
===============================================================================
FINANCIAL -- 10.2%
    6,175   Affiliated Managers Group Inc.*                       $  435,214
    8,923   Banknorth Group Inc.                                     200,946
    7,462   Chittenden Corp.                                         205,951
   12,925   Cullen Frost Bankers, Inc.                               399,124
    3,370   National Processing Inc.*                                109,525
    4,810   Philadelphia Consolidated Holdings Corp.*                181,385
    7,240   SEI Investments Co.                                      326,596
    8,870   West America Bancorporation                              350,986
-------------------------------------------------------------------------------
                                                                   2,209,727
-------------------------------------------------------------------------------
HEALTH CARE -- 16.2%
    5,300   Alkermes Inc.*                                           139,708
    2,595   Andrx Corp.*                                             182,714
    4,150   CIMA Labs Inc.*                                          150,022
    2,970   Cooper Co., Inc.                                         148,441
    8,425   Corixa Corp.*                                            126,965
    4,609   Curagen Corp.*                                           103,103
    5,935   DIANON Systems, Inc.*                                    360,848
    1,685   Digene Corp.*                                             49,708
    3,083   Enzon, Inc.*                                             173,511
    1,965   Integra LifeSciences Holdings*                            51,758
    5,232   KV Pharmaceuticals Co.*                                  154,344
    8,370   Lifepoint Hospitals, Inc.*                               284,915
    6,255   Ligand Pharmaceutical Inc.*                              111,964
    4,890   Medarex Inc.*                                             87,824
    3,185   Medicis Pharmaceutical Corp.*                            205,719
    2,205   Myriad Genetics Inc.*                                    116,071
    2,845   NPS Pharmaceuticals Inc.*                                108,964
    2,485   Neurocrine Biosciences Inc.*                             127,505
    2,735   Pharmacyclics Inc.*                                       27,186
    3,370   Respironics Inc.*                                        116,737
    3,718   Shire Pharmaceuticals Group Plc* ADRs                    136,079
    2,956   Specialty Laboratories Inc.*                              81,260
    2,405   Taro Pharmaceuticals Industries                           96,080
    6,005   Triad Hospitals Inc.*                                    176,247
      471   Trimeris Inc.*                                            21,181
    2,005   Varian Medical Systems, Inc.*                            142,876
    1,280   Vertex Pharmaceuticals Inc.*                              31,475
-------------------------------------------------------------------------------
                                                                   3,513,205
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 6.6%
    2,325   Brooks Automation, Inc.*                                  94,558
    3,210   DRS Technologies Inc.*                                   114,437
    3,930   EDO Corp.                                                103,949
   12,550   Emcore Corp.*                                            168,798
    7,255   Idex Corp.                                               250,298
    4,770   Newport Corp.*                                            91,966

                       SEE NOTES TO FINANCIAL STATEMENTS.

        6  SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 PORTFOLIO OF INVESTMENTS (CONTINUED)                         DECEMBER 31, 2001
================================================================================

  SHARES    SECURITY                                                  VALUE
===============================================================================
INDUSTRIAL SERVICES -- (CONTINUED)
    8,559   Shaw Group, Inc.*                                     $  201,137
    9,465   Technitrol, Inc.                                         261,423
    3,125   Teleflex Inc.                                            147,844
------------------------------------------------------------------------------
                                                                   1,434,410
------------------------------------------------------------------------------
SEMI-CONDUCTOR -- 9.5%
    6,655   Advanced Power Technology, Inc.*                          77,198
   15,315   Asyst Technologies, Inc.*                                195,419
    3,740   ATMI Inc.*                                                89,199
    5,130   DuPont Photomask, Inc.*                                  222,898
    5,270   Exar Corp.                                               109,879
    5,295   IXYS Corp.*                                               42,837
   42,165   Oak Technology.*                                         579,769
    2,890   PRI Automation, Inc.*                                     59,100
   21,988   Remec Inc.*                                              219,660
    7,865   Semtech Corp.*                                           280,702
    6,335   TriQuint Semiconductor, Inc.*                             77,667
    3,050   Varian Semiconductor Equipment Association, Inc.*        105,499
------------------------------------------------------------------------------
                                                                   2,059,827
------------------------------------------------------------------------------
TECHNOLOGY -- 20.9%
    7,030   Activision, Inc.*                                        182,850
    7,175   Actuate Corp.*                                            37,812
    1,685   Advent Software, Inc.*                                    84,166
    9,452   Aeroflex Inc.*                                           178,926
    5,615   Agile Software Corp.*                                     96,690
    6,890   Alliant Techsystems, Inc. *                              531,908
    6,798   Anaren Microwave, Inc.*                                  117,741
    8,420   DDi Corporation*                                          82,853
    5,322   Emulex Corp.*                                            210,272
    7,495   HNC Software Inc.*                                       154,397
    2,995   Macrovision Corp. *                                      105,484
   13,390   Manugistics Group, Inc.                                  282,261
    3,770   Mercury Computer Systems Inc.*                           147,445
    8,216   Mercury Interactive Corp.*                               279,180
    7,565   Mettler Toledo International Inc.*                       392,245
    4,170   MKS Instruments, Inc.*                                   112,715
    5,657   National Instruments Corp. *                             211,911
    4,731   Netegrity, Inc.*                                          91,592
    8,050   NetIQ Corp.*                                             283,843
    3,610   Plexus Corp.*                                             95,882
    8,088   Powerwave Technologies Inc. *                            139,761
    4,895   Spectralink Corp.*                                        83,851
    4,810   TIBCO Software Inc.*                                      71,813
   14,870   Varian Inc.*                                             482,383
    3,610   WebMethods Inc.*                                          60,504
------------------------------------------------------------------------------
                                                                   4,518,485
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

        7  SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 PORTFOLIO OF INVESTMENTS (CONTINUED)                         DECEMBER 31, 2001
================================================================================

  SHARES    SECURITY                                                  VALUE
===============================================================================
TELECOMMUNICATIONS -- 2.0%
    2,485   Commonwealth Telephone Enterprises, Inc.*             $     113,068
   12,375   Dobson Communications Corp.*                                105,682
    7,790   Western Wireless Corp.*                                     220,068
-------------------------------------------------------------------------------
                                                                        438,818
-------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
    8,124   C H Robinson Worldwide                                      234,905
    8,182   Knight Transportation, Inc.*                                153,667
-------------------------------------------------------------------------------
                                                                        388,572
-------------------------------------------------------------------------------
UTILITIES -- 1.6%
   15,895   Cleco Corp.                                                 349,213
-------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Identified Cost-- $20,474,522)                          20,448,996
===============================================================================
REPURCHASE AGREEMENT-- 5.6%
            State Street Bank Repurchase Agreement 1.60%
              due 1/2/02; Proceeds at maturity -- $1,220,108
              (Fully collateralized by US Treasury Bond,
              7.25% due 8/15/22
              Valued at  $1,247,958) (Cost $1,220,000)                1,220,000
===============================================================================
            TOTAL INVESTMENTS
            (Identified Cost-- $21,694,522)                         $21,668,996
===============================================================================
* Non-income producing
ADRs -- American Depository Receipts

                       SEE NOTES TO FINANCIAL STATEMENTS.

        8  SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 STATEMENT OF ASSETS AND LIABILITIES                          DECEMBER 31, 2001
================================================================================

ASSETS:
   Investments at value (Note 1A) (Identified Cost, $20,474,522)   $20,448,996
   Repurchase Agreement at value (Note 1A)
     (Identified Cost, 1,220,000)                                    1,220,000
   Cash                                                                 35,062
   Receivable for fund shares sold                                      24,596
   Dividends and interest receivable                                       828
   Receivable from the Manager                                           7,585
--------------------------------------------------------------------------------
 TOTAL ASSETS                                                       21,737,067
--------------------------------------------------------------------------------
LIABILITIES:
   Accrued expenses and other liabilities                               57,225
--------------------------------------------------------------------------------
NET ASSETS for 2,269,535 shares of beneficial
   interest outstanding                                            $21,679,842
================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                 $22,528,862
   Accumulated net realized loss on investments                       (823,494)
   Unrealized depreciation of investments                              (25,526)
================================================================================
   TOTAL                                                           $21,679,842
================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
   BENEFICIAL INTEREST                                                   $9.55
--------------------------------------------------------------------------------

================================================================================
STATEMENT OF OPERATIONS
================================================================================
FOR THE YEAR ENDED DECEMBER 31, 2001
INVESTMENT INCOME (NOTE 1B):
   Dividend income                                                  $   47,074
   Interest income                                                      53,920
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                             100,994
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                            103,045
   Custody and fund accounting fees                                     73,805
   Audit fees                                                           27,500
   Legal fees                                                           51,080
   Transfer agent fees                                                  20,998
   Shareholder reports                                                  10,855
   Trustee fees                                                          6,474
   Miscellaneous                                                        10,047
--------------------------------------------------------------------------------
   TOTAL EXPENSES                                                      303,804
   Less: management fee waived by the Manager (Note 2)                (103,045)
   Less: expenses assumed by the Manager (Note 6)                      (76,821)
--------------------------------------------------------------------------------
   NET EXPENSES                                                        123,938
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (22,944)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments                                   (788,446)
   Unrealized depreciation from investments                           (407,301)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                     (1,195,747)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(1,218,691)
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

        9  SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                      YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                       2001           2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment loss                                 $  (22,944)    $ (5,523)
   Net realized gain (loss) on investments               (788,446)     602,717
   Unrealized depreciation of investments                (407,301)    (322,020)
--------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                            (1,218,691)     275,174
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments                      (610,141)    (420,933)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
   Net proceeds from sale of shares (Note 7)           19,698,873    2,063,710
   Net asset value of shares issued to shareholders
     from reinvestment of distributions                   610,141      420,927
   Cost of shares repurchased                          (2,104,929)    (846,670)
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS
     FROM TRANSACTIONS IN SHARES OF
     BENEFICIAL INTEREST                               18,204,085    1,637,967
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS                          16,375,253    1,492,208
--------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                  5,304,589    3,812,381
--------------------------------------------------------------------------------
   END OF PERIOD                                      $21,679,842   $5,304,589
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

        10 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 FINANCIAL HIGHLIGHTS
================================================================================

                                                                                                     FEBRUARY 10, 1997
                                                                                                       (COMMENCEMENT
                                                                    YEAR ENDED DECEMBER 31,          OF OPERATIONS) TO
                                                         -------------------------------------------   DECEMBER 31,
                                                          2001        2000        1999        1998         1997
===================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $13.20      $13.21       $9.60      $11.21       $10.00
-------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)                            (0.01)      (0.01)      (0.04)      (0.08)+      (0.05)+
  Net realized and unrealized gain
  (loss) on investments                                   (2.09)       1.26        3.65      (0.42)#        1.26
-------------------------------------------------------------------------------------------------------------------
Total from Operations                                     (2.10)       1.25        3.61       (0.50)        1.21
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gain on investments                        (1.55)      (1.26)         --       (1.11)          --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $9.55      $13.20      $13.21       $9.60       $11.21
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)             $21,680      $5,305      $3,812      $2,006       $3,091
  Ratio of expenses to average net assets                  0.90%       0.90%       0.90%       0.90%        0.90%*
  Ratio of net investment loss to average net assets      (0.17)%     (0.11)%                (0.52)%(0.72) (0.49)%*
  Portfolio turnover                                         59%         86%        150%         94%         113%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                          (16.22)%      9.01%      37.60%      (3.80)%      12.10%**
===================================================================================================================
NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY WAIVED ALL OR A PORTION OF THEIR FEES, AND ASSUMED FUND EXPENSES
FOR THE PERIODS INDICATED, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Net investment loss per share                          $(0.09)     $(0.45)     $(0.68)     $(0.64)+     $(0.52)+
  RATIOS:
  Expenses to average net assets                           2.21%       4.45%       9.40%       5.74%        5.50%*
  Net investment loss to average net assets               (1.48)%     (3.66)%     (9.02)%     (5.53)%      (5.09)%*
===================================================================================================================

  * ANNUALIZED
 ** NOT ANNUALIZED
  + THE PER  SHARE  AMOUNTS  WERE  COMPUTED  USING AN  AVERAGE  NUMBER OF SHARES
    OUTSTANDING DURING THE YEAR.
  # THE  AMOUNT  SHOWN  FOR A SHARE  OUTSTANDING  DOES NOT  CORRESPOND  WITH THE
    AGGREGATE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES OF PORTFOLIO SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS IN THE PORTFOLIO.
(1) TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS FOR ALL PERIODS SHOWN. TOTAL RETURNS MAY ALSO REFLECT A VOLUNTARY EXPENSE LIMITATION IMPOSED BY CITI FUND MANAGEMENT INC. TO LIMIT TOTAL FUND OPERATING EXPENSES. ABSENT THIS EXPENSE LIMITATION, TOTAL RETURNS FOR THE FUND WOULD BE LOWER. EXPENSE LIMITATIONS MAY BE REVISED OR TERMINATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

         11 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Small Cap Growth Opportunities Portfolio (the "Fund"), a series of Variable Annuity Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The investment manager of the Fund is Citi Fund Management Inc. (the "Manager"). On April 1, 2001, Citibank N.A., transferred its asset management business, including management of the Fund, to its newly formed affiliate, the Manager. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities. Dividend income is recorded on the ex-dividend date.

C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Fund for federal income tax purposes had a loss carryover of $747,571, all of which expires on December 31, 2009.

D. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by the Manager.

E. DISTRIBUTIONS Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 2001, the Fund reclassified $22,944 from accumulated investment loss to paid-in capital and $1,068 from accumulated net realized loss to paid-in capital.

F. REPURCHASE AGREEMENTS It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of the repurchase agreements underlying investments to ensure the existence of a proper level of collateral. In the event of

        12 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

G. BENEFICIAL INTEREST At December 31, 2001, insurance companies or their separate accounts were the record owners of all the shares of the Fund (See Note
5).

H. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.


2.   MANAGEMENT FEES

The Manager is responsible for overall management of the Fund's business affairs and has a separate Management Agreement with the Fund. The Manager also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund.

The management fees paid to the Manager amounted to $103,045, all of which was voluntarily waived for the year ended December 31, 2001. The management fee paid to the Manager is accrued daily and payable monthly. The management fee is computed at an annual rate of 0.75% of the Fund's average daily net assets.

3.   PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   obligations,
aggregated $23,536,208 and $7,162,507, respectively, for the year ended December 31, 2001.

4.   FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2001 as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $21,768,900
===============================================================================
Gross unrealized appreciation                                       $ 1,803,058
Gross unrealized depreciation                                        (1,902,962)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $   (99,904)
===============================================================================

5.   SHARES OF BENEFICIAL INTEREST

The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in shares of beneficial interest were as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------
                                                       2001        2000
===============================================================================
Shares sold (Note 7)                                  2,024,907    142,602
Shares issued to shareholders
  from reinvestment of distributions                     62,708     30,217
Shares repurchased                                     (219,906)   (59,547)
-------------------------------------------------------------------------------
Net increase                                          1,867,709    113,272
===============================================================================

Citicorp Life Insurance Co. and First Citicorp Life Insurance Co., directly and through their separate accounts, own 100% of the Fund's shares.

6.   ASSUMPTION OF EXPENSES

The Manager has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2001, which amounted to $76,821, to maintain a voluntary expense limitation of 0.90% of average daily net assets. This voluntary expense limitation may be discontinued at any time.

7.   REORGANIZATION

On April 27, 2001, the Fund acquired substantially all of the assets of Select Small Cap Portfolio, pursuant to an Agreement and Plan of Reorganization. The Fund issued 1,183,252 shares in exchange for $11,737,862 of assets. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

        13 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
 INDEPENDENT ACCOUNTANTS' REPORT
================================================================================

To the Trustees of Variable Annuity Portfolios and the Shareholders of Smith Barney Small Cap Growth Opportunities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Smith Barney Small Cap Growth Opportunities Portfolio (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, NY
February 21, 2002


        14 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
ADDITIONAL INFORMATION (UNAUDITED)
================================================================================

SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS

     The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") they oversee, and other boards on which they serve are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about fund trustees and is available, without charge, upon request by calling the fund's transfer agent at 1-800-451-2010.

     An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                                             NUMBER OF
                                                                                                             INVESTMENT COMPANIES
                           POSITION HELD                                                                     ASSOCIATED WITH
                           AND LENGTH OF        PRINCIPAL OCCUPATION DURING                                  CITIGROUP OVERSEEN
NAME AND AGE               TIME SERVED          PAST 5 YEARS AND DIRECTORSHIPS HELD                          BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED
Heath B. McLendon*; 68    Trustee              Chairman, President, and Chief Executive Officer,             Chairman or Co-Chairman
                          since 1999           Smith Barney Fund Manaement LLC ("Smith Barney                of the Board, Trustee
                                               Fund Management" or the "Manager) (since March                or Director of 77
                                               1996); Managing Director, Salomon Smith Barney
                                               Inc. ("Salomon Smith Barney")(since 1993);
                                               President, Travelers Investment Adviser, Inc.
                                               ("TIA")(since 1996).


DISINTERESTED TRUSTEES:
Elliot J. Berv; 58        Trustee since 1996   President, Catalyst, Inc. (Strategy Consultants)              31
                                               (since 1991).

Mark T. Finn; 58          Trustee since 1996   Chairman and Owner, Vantage Consulting Group, Inc.            31
                                               (Investment Advisory and Conulting Firm) (since
                                               1988); former Vice Chairman and Chief Operating
                                               Officer, Linder Asset Management Company (Mutual
                                               Fund Company) (from March 1999 to 2001); former
                                               Firm) (from 1983 to 1999); former General Partner
                                               and Shareholder, Greenwich Ventures LLC (Investment
                                               Partnership) (from 1996 to 2001); former President,
                                               Secretary, and Owner, Phonex Trading Co. (Commodity
                                               Trading Advisory Firm) (from 1997 to 2000).




Riley C. Gilley; 75       Trustee since 1996   Former Vice President and General Counsel, Corporate          31
                                               Property Investors (from 1988 to 1991); former Partner,
                                               Breed, Abbott & Morgan (Attorneys) (retired, 1987).

Diane R. Harrington; 61   Trustee since 1996   Professor, Babson College (since 1992); fromer, Trustee,      31
                                               The Highland Family of Funds (Investment Company)
                                               (from March 1997 to March 1998).

Susan B. Kerley; 50        Trustee since 1996  Consultant, Global Research Associates, Inc. (Investment      31
                                               Consulting) (since 1990); Director, Eclipse Funds
                                               (since 1990).

C. Oscar Morong, Jr.; 66   Chairman of the     Former Director, Indonesia Fund (Closed End Fund) (from       31
                           Board, Trustee      1990 to 1999); Trustee, Morgan Stanley Institutional
                           since 1996          Fund (since 1993).

Walter E. Robb, III; 75    Trustee since 1996  Director, John Boyle & Co., Inc. (Textiles) (since 1999);     31
                                               President, Benchmark Consulting Group, Inc. (Service
                                               Company) (since 1991); Director, Harbor Sweets, Inc.
                                               (Candy) (since 1990); Sole Proprietor, Robb Associates
                                               (Corporate Financial Advisors) (since 1978); Director,
                                               W.A. Wilde Co. (Direct Mail) (since 1982); Director,
                                               Alpha Granger Manufactduring, Inc. (Electronics)
                                               (since 1982); Co-Owner, Kedron Design (gifts)
                                               (since 1978); former Trustee, MFS Family of Funds
                                               (from 1985 to 2001); former President and Treasurer,
                                               Benchmark Advisors, Inc. (Corporate Financial Advisors
                                               (from 1989 to 2000).

E. Kirby Warren; 67        Trustee since 1996  Professor and Professor Emeritus, Graduate School of          31
                                               Business, Columbia University (since 1956).

        15 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

================================================================================
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
================================================================================

                         POSITION HELD
                         AND LENGTH OF          PRINCIPAL OCCUPATION DURING
NAME AND AGE             TIME SERVED            PAST 5 YEARS AND DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
Heath B. McLendon*; 68   President since 1996   Chairman, President and Chief Executive Officer, Smith Barney Fund Management (since
                                                March 1996); Managing Director, Salomon Smith Barney (since 1993); President,
                                                TIA (since 1996).

Lewis E. Daidone*; 43    Senior Vice President  Managing Director, Salomon Smith Barney (since 1990); Director and Senior Vice
                         and Treasurer since    President, Smith Barney Fund Management LLC and TIA.
                         2000

Irving David*; 41        Controller since 2000  Director, Salomon Smith Barney (since 1997); former Assistant Treasurer, First
                                                Investment Management Company (from 1988 to 1994).

Frances Guggino*; 44     Assistant Controller   Vice President, Citibank (since 1991).
                         since 2000

Paul Brook*; 48          Assistant Controller   Director, Salomon Smith Barney; former Managing Director, AMT Investors Capital
                         since 2000             Services Inc. (from 1997 to 1998); former Partner, Ernst & Young LLP
                                                (from 1990 to 1997).

Anthony Pace*; 36        Assistant Treasurer    Director, Salomon Smith Barney (since 1986).
                         since 2000

Marianne Motley*; 42     Assistant Treasurer    Director, Mutual Fund Administration for Salomon Smith Barney (since 1994).
                         since 2000

Robert I. Frenkel*; 47   Secretary since 2000   Managing Director and General Counsel, Global Mutual Funds for Citigroup
                                                (since 1994).

Thomas C. Mandia*; 39    Assistant Secretary    Director and Deputy General Counsel, Citigroup Asset Management (since 1992).
                         since 2000             Asset Management

Rosemary D. Emmens*; 32` Assistant Secretary    Vice President and Associate General Counsel, Citigroup Asset Management (since
                         since 2000              1998); Counsel, The Dreyfus Corporation (from 1995 to 1998).

Harris Goldblat*; 32     Assistant Secretary    Associate General Counsel, Citigroup Asset Management (since 2000); Associate,
                         since 2000             Stroock & Stroock & Lavan LLP (from 1997 to 2000); Associate, Sills Cummis Radin
                                                Tischman Epstein & Gross (from 1996 to 1997); Clerk to the Honorable
                                                James M. Havey, P.J.A.D. (from 1995 to 1996).

        16 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO | 2001
                          Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

   TRUSTEES AND OFFICERS                INVESTMENT MANAGER
   C. Oscar Morong Jr., Chairman        Citi Fund Management Inc.
   Health B. McLendon*                  100 First Stamford Place
   Elliott J. Berv                      Stamford, Connecticut 06902
   Mark Finn
   Riley C. Gilley                      DISTRIBUTOR
   Diana R. Harrington                  Salomon Smith Barney Inc.
   Susan B. Kerley
   Walter E. Robb III                   CUSTODIAN
   E. Kirby Warren                      State Street Bank &
   William S. Woods Jr.**                 Trust Company

   PRESIDENT                            INDEPENDENT
   Heath B. McLendon*                   ACCOUNTANTS
                                        PricewaterhouseCoopers LLP
   SECRETARY                            1177 Avenue of the Americas
   Robert I. Frenkel*                   New York, NY 10036

   TREASURER                            TRANSFER AGENT
   Lewis E. Daidone*                    Travelers Bank & Trust, fsb
                                        125 Broad Street, 11th Floor
    * Affiliated Person of              New York, New York 10004
      Investment Manager
   ** Trustee Emeritus                  SUB-TRANSFER AGENT
                                        PFPC Global Fund Services
                                        P.O. Box 9699
                                        Providence, Rhode Island
                                        02940 - 9699

--------------------------------------------------------------------------------
   SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                        This  report is  submitted  for  general
                                        information of the shareholders of Smith
                                        Barney  Small Cap  Growth  Opportunities
                                        Portfolio,  but it may  also  be used as
                                        sales   literature   when   preceded  or
                                        accompanied  by the current  Prospectus,
                                        which  gives  details   about   charges,
                                        expenses,   investment   objectives  and
                                        operating  policies of the Fund. If used
                                        as sales  material after March 31, 2002,
                                        this  report  must  be   accompanied  by
                                        performance information for the most recently completed calendar quarter.


                                        SMITH BARNEY SMALL CAP
                                          GROWTH OPPORTUNITIES PORTFOLIO
                                        Smith Barney Mutual Funds
                                        125 Broad Street, MF-2
                                        New York, NY 10004



                                        For  complete  information  on any Smith
                                        Barney    Mutual    Funds,     including
                                        management  fees and  expenses,  call or
                                        write your financial  professional for a
                                        free   prospectus.   Read  it  carefully
                                        before you invest or send money.

                                        www.smithbarney.com/mutualfunds



                                                            SALOMON SMITH BARNEY
                                                           ---------------------
                                          A member of citigroup [CITIGROUP LOGO]

                                        Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FDO 2493 2/02